Touchstone Funds Group Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

April 17, 2013

Dear Shareholder:

We wish to provide you with some important information concerning your investment. As a shareholder of the Touchstone Focused Equity Fund (the “Acquired Fund”), a series of Touchstone Funds Group Trust (“TFGT”), we wish to inform you that the Board of Trustees of TFGT, after careful consideration, has approved the reorganization of the Acquired Fund into the Touchstone Focused Fund (the “Acquiring Fund” together with the “Acquired Fund,” the “Funds”), a series of the Touchstone Strategic Trust (“TST”) (the “Reorganization”).  The Funds have the same investment goal and investment strategies, and are managed by the same portfolio management team.

The Reorganization is designed to eliminate the offering of overlapping funds with the same investment goals and investment strategies. The Reorganization may lead to potential efficiencies and economies of scale for shareholders.  Shareholder approval is NOT required to effect the Reorganization.  You do not need to take any action regarding your account.

Pursuant to an agreement and plan of reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund.  As a result of the Reorganization, you will receive shares of the Acquiring Fund, which will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of your shares in the Acquired Fund.  The Acquired Fund will then cease operations and dissolve as a separate series of the Trust.  The Reorganization is expected to occur on or about May 17, 2013.

The following table shows the Acquired Fund and the Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Acquired Fund.

Acquired Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Focused Equity Fund, a series of TFGT	Touchstone Focused Fund, a series of TST
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Institutional Class

We have enclosed a Prospectus/Information Statement that describes the Reorganization in greater detail and contains important information about the Acquiring Fund.

Sincerely,

Jill T. McGruder
President
Touchstone Funds Group Trust

QUESTIONS & ANSWERS

We recommend that you read the Prospectus/Information Statement. The following questions and answers provide an overview of key features of the Reorganization and of the information contained in this Prospectus/Information Statement.

Q.                                   Why are we sending you this Prospectus/Information Statement?

A.                                    This Prospectus/Information Statement provides you with information about the Reorganization between Touchstone Focused Equity Fund, a series of TFGT, and Touchstone Focused Fund, a series of the TST.

On February 21, 2013, the Board of Trustees of TFGT approved the reorganization of the Acquired Fund into the Acquiring Fund.  The Reorganization does not require approval by shareholders.

Q.                                   What will happen to my existing shares?

A.                                    Immediately after the Reorganization, you will own shares of the Acquiring Fund that are equal in value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.                                   How do the fees and expenses compare?

A.                                    Each Fund has the same investment advisory fee.  Class A shares of each Fund are subject to the same 12b-1 fees and front-end sales charges.  Class C shares of each Fund are subject to the same 12b-1 fees and contingent deferred sales charges.  Class Y shares and Institutional shares of each Fund are not subject to any 12b-1 fees or sales charges.

In addition, each Fund has entered into an expense limitation agreement with Touchstone Advisors, Inc. (“Touchstone Advisors”).  Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund. The expense limitations for each Fund are limited to 1.20%, 1.95%, 0.95%, and 0.80% for Class A shares, Class C shares, Class Y shares, and Institutional Class shares, respectively.  The expense limitation agreement for the Focused Equity Fund (the “Acquired Fund”) is effective through January 29, 2014.  The expense limitation agreement for the Focused Fund (the “Acquiring Fund”) is effective through May 19, 2014. The section entitled “How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement compares the fees and expenses of the Funds in detail and the section entitled “Comparison of Investment Advisory Fees” provides additional information regarding the expense limitation agreements.

Q.                                   How do the investment goals and principal investment strategies of the Acquired Fund and the Acquiring Fund compare?

A.                                    Each Fund has the same investment goal and principal investment strategies.  The section of the Prospectus/Information Statement entitled “How do the Funds’ investment goals and principal investment strategies compare?” describes the investment goal and principal investment strategies of each Fund.

Q.                                   Will I have to pay federal income taxes as a result of the Reorganization?

A.                                    Shareholders are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund.  The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  The section entitled “Federal Income Tax Consequences” of the Prospectus/Information Statement provides additional information regarding the federal income tax consequences of the Reorganization.

Q.                                   Who will manage the Acquiring Fund after the Reorganization?

A.                                    The same portfolio management team who currently manages the Acquired Fund will manage the Acquiring Fund after the Reorganization.  Touchstone Advisors will continue to serve as the investment advisor to the Acquiring Fund, and Fort Washington Investment Advisors, Inc. (“Fort Washington”), an affiliate of Touchstone Advisors, will continue to serve as the investment sub-advisor to the Acquiring Fund.  For more information on Touchstone Advisors and Fort Washington, please see the sections of the Prospectus/Information Statement entitled “Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization?” and “Management of the Funds.”

Q.                                   Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.                                    No, you will not pay any sales load, commission, or other similar fee in connection with the Reorganization.

Q.                                   Who will pay for the Reorganization?

A.                                    Touchstone Advisors will pay the costs of the Reorganization.

Q.                                   What if I redeem my shares before the Reorganization takes place?

A.                                    If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable contingent deferred sales charge (“CDSC”).

Q.                                   Why is no shareholder action necessary?

A.                                    TFGT’s Declaration of Trust provides that any series may be merged into another series by a vote of a majority of the Trustees of TFGT without the approval of shareholders.  In addition, the Reorganization of the Acquired Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”) such that shareholder approval is not required by the 1940 Act.

Q.                                   When will the Reorganization occur?

A.                                    The Reorganization is expected to occur on or about May 17, 2013.

Q.                                   Who should I contact for more information?

A.                                    You can contact shareholder services at 1.800.543.0407.

PROSPECTUS/INFORMATION STATEMENT

April 17, 2013

Touchstone Funds Group Trust

303 Broadway, Suite 1100

Cincinnati, OH  45202

(800) 543-0407

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

This Prospectus/Information Statement is being furnished to shareholders of the Touchstone Focused Equity Fund (the “Acquired Fund”), a series of Touchstone Funds Group Trust (“TFGT”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that has been approved by the Board of Trustees of TFGT (the “Board”). The Reorganization Agreement provides for the following:

•                                          the transfer of all of the assets of the Acquired Fund to the Touchstone Focused Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust (“TST”), in exchange for shares of the Acquiring Fund (the “Reorganization”);

•                                          the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•                                          the termination of the Acquired Fund subsequent to the distribution of shares of the Acquiring Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund; and

•                                          the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about May 17, 2013.  The following table shows the Acquired Fund and the Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Acquired Fund.

Acquired Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Focused Equity Fund, a series of TFGT	Touchstone Focused Fund, a series of TST
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Institutional Class

The Acquired Fund and the Acquiring Fund (the “Funds”) are a series of TFGT and TST, respectively, each a registered open-end management investment company (i.e., a mutual fund).

This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Funds and the Reorganization.  A Statement of Additional Information (“SAI”) dated April 17, 2013 relating to this Prospectus/Information Statement and the Reorganization has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus/Information Statement.

Additional information concerning the Acquired Fund and the Acquiring Fund is contained in the documents described below, all of which have been filed with the SEC and all of the documents described below are incorporated herein by reference (meaning that they are legally considered to be part of this Prospectus/Information Statement):

Information about the Acquired Fund and the Acquiring Fund:	How to Obtain this Information:

Prospectus relating to the Touchstone Focused Equity Fund dated January 30, 2013 as amended.

Prospectus relating to the Touchstone Focused Fund dated July 20, 2012, as amended, which accompanies this Prospectus/Information Statement.

A copy of the Prospectus is being mailed with the Prospectus/Information Statement. You may obtain copies of the SAIs, Annual Reports or Semi-Annual Reports, without charge, upon request by:

Statement of Additional Information relating to the Touchstone Focused Equity Fund dated January 30, 2013, as amended.	• Writing to Touchstone Funds Group Trust or Touchstone Strategic Trust, at P.O. Box 9878, Providence, RI 02940; or

Statement of Additional Information relating to the Touchstone Focused Fund dated July 20, 2012, as amended.	• Calling (800) 543-0407 toll-free; or

Annual Report relating to the Touchstone Focused Equity Fund dated September 30, 2012.*	• Downloading a copy from https://www.touchstoneinvestments.com/home/formslit/.

Annual Report relating to the Touchstone Focused Fund dated March 31, 2012.*

Semi-Annual Report (unaudited) relating to the Touchstone Focused Equity Fund dated March 31, 2012. *

Semi-Annual Report (unaudited) relating to the Touchstone Focused Fund dated September 30, 2012.*

* No other parts of these documents are incorporated by reference herein.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Funds:

•                  is not a deposit of, or guaranteed by, any bank

•                  is not insured by the FDIC, the Federal Reserve Board or any other government agency

•                  is not endorsed by any bank or government agency

•                  involves investment risk, including possible loss of your original investment

TABLE OF CONTENTS

SUMMARY	1
What are the Reasons for the Reorganization?	1
What are the key features of the Reorganization?	1
After the Reorganization, what shares of the Acquiring Fund will I own?	1
How do the Funds’ investment goals and principal investment strategies compare?	2
How do the Funds’ fees and expenses compare?	2
How do the Funds’ performance records compare? (1), (2)	8
Will I be able to purchase, redeem and exchange shares the same way?	10
Will I be able to receive distributions the same way?	10
Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganization?	10
Will the Acquiring Fund have the same service providers as the Acquired Fund?	11
What will be the primary federal income tax consequences of the Reorganization?	11

COMPARISON OF PRINCIPAL RISKS	11

INFORMATION ABOUT THE REORGANIZATION	13
Reasons for the Reorganization	13
Agreement and Plan of Reorganization	14
Description of the Securities to be Issued	15
Federal Income Tax Consequences	15
Pro Forma Capitalization	17
ADDITIONAL INFORMATION REGARDING THE FUNDS	19
Management of the Funds	19
Comparison of Investment Advisory Fees	20
Description of Share Classes of the Funds	21
Information regarding the Distributor and Rule 12b-1 Plans	21
Purchases, Redemptions, Exchanges of Shares and Dividend Policy	22
Purchase Policies and Redemption Policies	22
Exchange Privileges of the Funds	22
Dividend Policy	23

INFORMATION ON SHAREHOLDERS’ RIGHTS	23
Shareholder Information	25

FINANCIAL STATEMENTS AND EXPERTS	25

LEGAL MATTERS	25

ADDITIONAL INFORMATION	25

FINANCIAL HIGHLIGHTS	26

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B: COMPARISON OF THE FUNDAMENTAL INVESTMENT LIMITATIONS	B-1

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	C-1

SUMMARY

This section summarizes the primary features and consequences of the Reorganization.  It may not contain all of the information that is important to you.  To understand the Reorganization, you should read this entire Prospectus/Information Statement and the exhibits.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, SAI, and the Reorganization Agreement, which is attached to this Prospectus/Information Statement as Exhibit A.

What are the Reasons for the Reorganization?

The Reorganization is designed to eliminate the offering of overlapping funds with the same investment goal and substantially similar investment strategies.  The Reorganization may lead to potential efficiencies and economies of scale for shareholders.  At a meeting held on February 21, 2013, the Board of TFGT, including those Trustees who are not “interested persons” of TFGT, as such term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Disinterested Trustees”), considered and approved the Reorganization, determined that the Reorganization was in the best interests of shareholders of the Funds, and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.  For more information, please see the section entitled “Reasons for the Reorganization.”

What are the key features of the Reorganization?

The Reorganization Agreement sets forth the key features of the Reorganization.  The Reorganization Agreement provides for the following:

•                                          the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

•                                          the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•                                          the termination of the Acquired Fund subsequent to the distribution of shares of the corresponding Acquiring Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund; and

•                                          the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about May 17, 2013.

After the Reorganization, what shares of the Acquiring Fund will I own?

The following table shows the Acquired Fund and the Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Acquired Fund.

Acquired Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Focused Equity Fund, a series of TFGT	Touchstone Focused Fund, a series of TST
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Institutional Class

The new Acquiring Fund shares you receive will have the same total value as your shares of the Acquired Fund as of the close of business on the day immediately prior to the Reorganization.

How do the Funds’ investment goals and principal investment strategies compare?

The Funds have the same investment goal and principal investment strategies.  Although there are some differences in how the Funds’ principal investment strategies are described in their respective prospectuses, the Funds’ principal investment strategies are substantively identical.

Each Fund also has substantially similar fundamental investment limitations, which are set forth in Exhibit B.  Although the Fund’s fundamental imitations are described differently, substantively they are identical.  In other words, both Funds are subject to the same fundamental limitations under the 1940 Act.

Each Fund’s investment goal is to seek capital appreciation.  Each Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, which includes common stock, preferred stock, convertible bonds, and warrants. This is a non-fundamental investment policy that can be changed by each Fund upon 60 days prior notice to shareholders.

In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), seeks to invest in companies that:

•                  Are trading below its estimate of the companies’ intrinsic value; and

•                  Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

The Funds will generally hold 25 to 35 securities.  Both Funds expect residual cash and equivalents to represent less than 10% of the Fund’s net assets. The Funds may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements. Each Fund may invest up to 35% of its net assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). Each Fund may also invest in securities of emerging market countries.

Fort Washington will generally sell a security if it reaches its estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

Each Fund may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over-the-counter or listed on an exchange.

Each Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes hold the most growth potential.

Each Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

How do the Funds’ fees and expenses compare?

Comparative Fee Tables

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds.  The tables also show the various costs and expenses that investors in the Acquired Fund will bear as shareholders of the Acquiring Fund.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.  The shareholder transaction expenses presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price. However, you will not have to pay any front-end sales charge on any shares of the Acquiring Fund received as part of the Reorganization. Information regarding sales charge discounts for which you may qualify with respect to future purchases of Class A shares of the Acquiring Fund is included in the section entitled “Description of Share Classes of the Funds” below.   Expense ratios reflect annual fund operating expenses for the most recent fiscal year ended September 30, 2012 for the Acquired Fund and March 31, 2012 for the Acquiring Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of September 30, 2012 and do not include the estimated costs of the Reorganization. The Funds will not bear any Reorganization costs.

	Acquired Fund Class A		Acquiring Fund Class A		Acquiring Fund after Reorganization (pro forma combined) Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales (Load) (as a % of original purchase price or the amount redeemed, whichever is less)	1.00	%(1)	1.00	%(1)	1.00	%(1)
Wire Redemption Fee	Up to $15		Up to $15		Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees(2), (4)	0.70%		0.69%		0.65%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses(3)	0.87%		0.82%		0.69%
Acquired Fund Fees and Expenses (AFFE)(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.83%		1.77%		1.60%
Fee Waivers and/or Expense Reimbursement(2),(5)	(0.62)%		(0.56)%		(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%		1.21%		1.21%

(1) A CDSC of up to 1.00% may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker-dealer was not paid a commission. You should contact your financial intermediary to determine whether you are subject to the CDSC.

(2)Expenses shown above have been restated to reflect a change to each Fund’s management fee and each Fund’s contractual fee waiver and will differ from the expenses reflected in the Acquired Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2012 and March 31, 2012, respectively.

(3) “Other Expenses” are based on estimated amounts for the current fiscal year.

(4) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Acquired Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2012 and March 31, 2012, respectively, because the Annual Reports do not include Acquired Fund Fees and Expenses and the reduction in management fees.

(5) Touchstone Advisors, Inc. (“Touchstone Advisors”) and TFGT and TST, as applicable, have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 1.20% for Class A shares. The expense limitation agreement for the Acquired Fund is effective through January 29, 2014.  The expenses limitation agreement for the Acquiring Fund is effective through May 19, 2014.  Both agreements can be terminated by a vote of the Board of Trustees of the Funds if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Expense Limitation Agreements with respect to the Funds” in this Prospectus/Information Statement for more information.

	Acquired Fund Class C	Acquiring Fund Class C	Acquiring Fund after Transaction (pro forma combined) Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales (Load) (as a % of original purchase price or the amount redeemed, whichever is less)	1.00%	1.00%	1.00%
Wire Redemption Fee	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees(1), (3)	0.70%	0.69%	0.65%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses(2)	4.63%	0.76%	4.42%
Acquired Fund Fees and Expenses (AFFE)(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	6.34%	2.46%	6.08%
Fee Waivers and/or Expense Reimbursement(1), (4)	(4.38)%	(0.50)%	(4.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.96%	1.96%	1.96%

(1) Expenses shown above have been restated to reflect a change to each Fund’s management fee and each Fund’s contractual fee waiver and will differ from the expenses reflected in the Acquired Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2012 and March 31, 2012, respectively.

(2) “Other Expenses” are based on estimated amounts for the current fiscal year.

(3) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Acquired Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2012 and March 31, 2012, respectively, because the Annual Reports do not include Acquired Fund Fees and Expenses and the reduction in management fees.

(4) Touchstone Advisors and TFGT and TST, as applicable, have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 1.95% for Class C shares. The expense limitation agreement for the Acquired Fund is effective through January 29, 2014.  The expenses limitation agreement for the Acquiring Fund is effective through May 19, 2014.  Both agreements can be terminated by a vote of the Board of Trustees of the Funds if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Expense Limitation Agreements with respect to the Funds” in this Prospectus/Information Statement for more information.

	Acquired Fund Class Y	Acquiring Fund Class Y	Acquiring Fund after Transaction (pro forma combined) Class Y
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees(1), (3)	0.70%	0.69%	0.65%
Other Expenses(2)	0.70%	0.52%	0.50%
Acquired Fund Fees and Expenses (AFFE)(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.41%	1.22%	1.16%
Fee Waivers and/or Expense Reimbursement(1),(4)	(0.45)%	(0.26)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%	0.96%	0.96%

(1) Expenses shown above have been restated to reflect a change to each Fund’s management fee and each Fund’s contractual fee waiver and will differ from the expenses reflected in the Acquired Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2012 and March 31, 2012, respectively.

(2) “Other Expenses” are based on estimated amounts for the current fiscal year.

(3) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Acquired Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2012 and March 31, 2012, respectively, because the Annual Reports do not include Acquired Fund Fees and Expenses and the reduction in management fees.

(4) Touchstone Advisors and TFGT and TST, as applicable, have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 0.95% for Class C shares. The expense limitation agreement for the Acquired Fund is effective through January 29, 2014.  The expenses limitation agreement for the Acquiring Fund is effective through May 19, 2014.  Both agreements can be terminated by a vote of the Board of Trustees of the Funds if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Expense Limitation Agreements with respect to the Funds” in this Prospectus/Information Statement for more information.

	Acquired Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund after Transaction (pro forma combined) Institutional Class
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees(1), (3)	0.70%	0.69%	0.65%
Other Expenses(2)	0.79%	0.31%	0.34%
Acquired Fund Fees and Expenses (AFFE)(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.50%	1.01%	1.00%
Fee Waivers and/or Expense Reimbursement(1),(4)	(0.69)%	(0.20)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%	0.81%	0.81%

(1) Expenses shown above have been restated to reflect a change to each Fund’s management fee and each Fund’s contractual fee waiver and will differ from the expenses reflected in the Acquired Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2012 and March 31, 2012, respectively.

(2) “Other Expenses” are based on estimated amounts for the current fiscal year.

(3) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Acquired Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2012 and March 31, 2012, respectively, because the Annual Reports do not include Acquired Fund Fees and Expenses and the reduction in management fees.

(4) Touchstone Advisors and TFGT and TST, as applicable, have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 0.80% for Institutional Class shares. The expense limitation agreement for the Acquired Fund is effective through January 29, 2014.  The expenses limitation agreement for the Acquiring Fund is effective through May 19, 2014.  Both agreements can be terminated by a vote of the Board of Trustees of the Funds if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Expense Limitation Agreements with respect to the Funds” in this Prospectus/Information Statement for more information.

Expense Examples

The examples are intended to help you compare the cost of investing in the Acquired Fund versus the Acquiring Fund and the Acquiring Fund (Pro Forma Combined), assuming the Reorganization takes place.  The examples assume that you invest $10,000 for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.  The examples also assume that the expense limitations remain in effect for the length of the contractual fee waiver for the Acquired Fund and remain in effect for a period of one year for the Acquiring Fund and the Acquiring Fund (Pro Forma Combined).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption				Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Acquired Fund Class A	$691	$1,061	$1,454	$2,552	$691	$1,061	$1,454	$2,552
Acquiring Fund Class A	$692	$1,050	$1,432	$2,499	$692	$1,050	$1,432	$2,499
Acquiring Fund after Reorganization (Pro Forma Combined) Class A	$691	$1,014	$1,360	$2,333	$691	$1,014	$1,360	$2,333
Acquired Fund Class C	$299	$1,488	$2,743	$5,736	$199	$1,488	$2,743	$5,736
Acquiring Fund Class C	$299	$718	$1,263	$2,754	$199	$718	$1,263	$2,754
Acquiring Fund after Reorganization (Pro Forma Combined) Class C	$299	$1,440	$2,653	$5,573	$199	$1,440	$2,653	$5,573
Acquired Fund Class Y	$98	$402	$728	$1,652	$98	$402	$728	$1,652
Acquiring Fund Class Y	$98	$362	$647	$1,457	$98	$362	$647	$1,457
Acquiring Fund after Reorganization (Pro Forma Combined) Class Y	$98	$349	$620	$1,391	$98	$349	$620	$1,391
Acquired Fund Institutional Class	$83	$406	$753	$1,731	$83	$406	$753	$1,731
Acquiring Fund Institutional Class	$82	$300	$536	$1,213	$82	$300	$536	$1,213
Acquiring Fund after Reorganization (Pro Forma Combined) Institutional Class	$83	$301	$536	$1,212	$83	$301	$536	$1,212

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance.  The table below indicates the Acquired Fund’s and Acquiring Fund’s portfolio turnover rate for its most recent fiscal year ended (September 30, 2012 and March 31, 2012, respectively).

Acquired Fund	Portfolio Turnover Rate	Acquiring Fund	Portfolio Turnover Rate
Touchstone Focused Equity Fund	54%	Touchstone Focused Fund	99%

How do the Funds’ performance records compare? (1), (2)

Touchstone Focused Equity Fund (Acquired Fund) and Touchstone Focused Fund (Acquiring Fund)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Funds’ performance from year to year and by showing how the Touchstone Focused Equity Fund’s average annual total returns for 1 year and since inception and the Touchstone Focused Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 3000® Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Focused Equity Fund — Class A Total Return as of December 31

Best Quarter:   1st Quarter 2012 +14.92%      Worst Quarter:   3rd Quarter 2011 -21.36%

The year-to-date return for the Touchstone Focused Equity Fund’s Class A shares as of March 31, 2013 is 9.61%.

Touchstone Focused Fund — Class Y shares Total Return as of December 31(1)

Best Quarter:   2nd Quarter 2009 +19.55%      Worst Quarter:   4th Quarter 2008 -19.04%

The year to date return for the Touchstone Focused Fund’s Class Y Shares as of March 31, 2013 is 11.08%.

(1) Class C shares were not operational and offered prior to April 12, 2012. Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses.

(2) The Focused Fund illustrates Class Y shares in its example because this Class of shares has a longer performance history than the Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.

The after-tax returns shown in the table are for Touchstone Focused Equity Fund Class A and Touchstone Focused Fund Class Y shares, and after-tax returns for other Classes will vary.

For the Touchstone Focused Fund, Class Y shares began operations on February 12, 1999, Class A shares began operations on September 30, 2003, Class C shares began operations on April 12, 2012, and Institutional Class shares began operations on December 20, 2006. Class A shares, Class C shares, and Institutional Class shares performance was calculated using the historical performance of Class Y shares for the periods prior to September 30, 2003, April 12, 2012, and December 20, 2006, respectively. The Class A shares and Class C shares performance for this period has been restated to reflect the impact of Class A shares and Class C shares fees and expenses accordingly.

Average Annual Total Returns

For the period ended December 31, 2012

	Acquired Fund		Acquiring Fund
		Since Inception		5	10
	1 Year	(12-31-09)	1 Year	Years	Years
Class A Return Before Taxes	13.42%	5.91%	14.90%	1.98%	7.90%
Class A Return After Taxes on Distributions	13.34%	5.44%	14.88%	1.41%	7.47%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.82%	4.83%	9.72%	1.37%	6.76%
Class C Return Before Taxes	18.35%	7.08%	22.14%	2.80%	7.92%
Class Y Return Before Taxes	20.53%	8.25%	22.13%	3.45%	8.81%
Institutional Class Return Before Taxes	20.71%	8.39%	22.32%	3.70%	8.94%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)	16.42%	10.81%	16.42%	2.04%	7.68%

Will I be able to purchase, redeem and exchange shares the same way?

After the Reorganization, you will be able to purchase, redeem and exchange shares the same way.  For more information, see the section entitled “Purchases, Redemptions, Exchanges of Shares and Dividend Policy,” below.

Will I be able to receive distributions the same way?

After the Reorganization, you will be able to receive distributions the same way.  Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The table below outlines when dividends, if any, are declared and paid by each Fund:

Acquired Fund	Dividends Declared/ Dividends Paid	Acquiring Fund	Dividends Declared/ Dividends Paid
Touchstone Focused Equity Fund	Annually/Annually	Touchstone Focused Fund	Annually/Annually

Net realized capital gains, if any, are distributed annually by both of the Funds.  After the Reorganization, any dividends and distributions will be reinvested in the class of shares of the Acquiring Fund you receive in the Reorganization or, if you have so elected, distributed in cash.  For more information, see the section entitled “Purchases, Redemptions, Exchanges of Shares and Dividend Policy.”

Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganization?

Touchstone Advisors currently serves as the investment advisor to each Fund and FWIA currently serves as the sub-advisor to each Fund.  After the Reorganization, Touchstone Advisors will continue to serve as the investment advisor to the Acquiring Fund and Fort Washington will continue to serve as the sub-advisor to the Acquiring Fund.  In addition, James Wilhelm will continue to serve as the portfolio manager to the Acquiring Fund.  For additional information regarding Touchstone Advisors, Fort Washington, and James Wilhelm, please see the section entitled “Management of the Funds” below.

Will the Acquiring Fund have the same service providers as the Acquired Fund?

Except for the Independent Registered Public Accounting Firm, the Funds currently have the same service providers.  Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers, as set forth in the chart below.

ACQUIRED FUND	Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrator	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP

ACQUIRING FUND	Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrator	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

For additional information regarding the service providers to the Funds, please see each Fund’s SAI.

What will be the primary federal income tax consequences of the Reorganization?

The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify.  If the Reorganization so qualifies, in general, no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund or their respective shareholders as a result of the Reorganization.  As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will each receive an opinion from the law firm of Pepper Hamilton LLP that the Reorganization qualifies as a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.  See “Federal Income Tax Consequences” for more information on the federal income tax consequences of the Reorganization.

Will there be any repositioning costs?

Given the Acquired Fund and the corresponding Acquiring Fund have the same investment goal and substantially similar investment strategies, no repositioning costs are expected to be incurred by either Fund as a result of the Reorganization.

COMPARISON OF PRINCIPAL RISKS

The principal risks of each Fund are identical.  The following section sets forth the principal risks of each Fund.  For more information on the risks associated with Funds, see each Fund’s SAI.

Principal Risks of Both Funds

Each Fund’s share price will fluctuate. You could lose money on your investment in each Fund, and each Fund could also return less than other investments.  As with any mutual fund, there is no guarantee that either Fund will achieve its investment goal.  Each Fund is subject to the principal risks listed below.

•                  Equity Securities Risk: Each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of each Fund’s shares.

•                  Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid Cap Risk: Each Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Small Cap Risk: Each Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

•                  Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of each Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

•                  Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with each Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•                  Investment Style Risk:  Each Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes hold the most growth potential.  As a result, poor performance or adverse economic events affecting one or more of these over weighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.  In addition, each

Fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

•                  Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

•                  Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•                  Non-Diversification Risk:  Each Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

•                  Sector Focus Risk: Each Fund may focus its investments in certain industries with certain sectors.  A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.  It is possible that economic, business, or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is designed to eliminate the offering of overlapping funds with the same investment goal and substantially similar investment strategies.  The Reorganization may lead to potential efficiencies and economies of scale for shareholders.  At a meeting held on February 21, 2013, the Board of TFGT and TST, including the Disinterested Trustees, considered and approved the Reorganization, determined that the Reorganization was in the best interests of shareholders of the Acquired Fund and the Acquiring Fund, and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization.

In evaluating the Reorganization, the Board requested and reviewed, with assistance of independent legal counsel, materials furnished by Touchstone Advisors, the investment advisor to the Funds.  These materials included written information regarding operations and financial conditions of the Funds, principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis.  The Trustees were also advised that as of December 31, 2012, the Acquired Fund had net assets of approximately $118.6 million, while the Acquiring Fund had assets of approximately $542.4 million. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread. In addition, the Trustees considered, among other things:

•                  the terms and conditions of the Reorganization;

•                  the investment advisory and other fees paid by the Funds and the expense ratios of the Funds;

•                  the advice and recommendation of Touchstone Advisors, including its opinion that in light of the foregoing, the Reorganization would be in the best interests of the Funds and their shareholders;

•                  the expenses of the Reorganization would not be borne by the Funds’ shareholders;

•                  the historical investment performance record of the Funds and expected continuity of day-to-day Fund management through Fort Washington;

•                  the same investment goal and investment strategies of the Funds;

•                  the fact that the Acquiring Fund will assume all of the liabilities of the Acquired Fund;

•                  the anticipated benefits to shareholders, including operating efficiencies, which may be achieved from the Reorganization;

•                  the anticipated tax-free nature of the Reorganization; and

•                  alternatives available to shareholders of the Acquired Fund, including the ability to redeem their shares.

During their consideration of the Reorganization, the Board met with independent legal counsel regarding the legal issues involved.  After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board concluded that the Reorganization would be in the best interests of the Funds and that the interests of the Funds’ shareholders would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Reorganization Agreement, which is attached as Exhibit A to this Prospectus/Information Statement.

The Reorganization Agreement provides that all of the assets of the Acquired Fund will be acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on or about May 17, 2013 or such other date as may be agreed upon by the parties (the “Closing Date”).  The class or classes of the Acquiring Fund shares that you will receive in connection with the Reorganization will depend on the class or classes of the Acquired Fund shares that you hold.

Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The Acquired Fund will prepare an unaudited statement of its assets and liabilities as of 4:00 PM Eastern Time on the Business Day preceding the Closing Date (the “Valuation Date”).  At or prior to the Valuation Date, for tax reasons, the Acquired Fund will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Acquired Fund’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

BNY Mellon Investment Servicing (US) Inc., the sub-administrator for the Funds, will compute the value of the Acquired Fund’s portfolio of securities. The method of valuation employed will be consistent with the valuation procedures described in the then-current prospectus and statement of additional information of the Funds or such other valuation procedures as shall be mutually agreed upon by the parties.

As soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Valuation Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to the Acquired Fund’s shareholders. All issued and outstanding shares of the Acquired Fund will be canceled. Shares of the Acquiring Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, the Acquired Fund will be liquidated.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement. The Reorganization Agreement may be terminated (a) by the mutual agreement of the Acquired Fund and the Acquiring Fund; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other of any representation, warranty, or agreement contained in the Reorganization Agreement to be performed at or prior to the Closing Date, if not cured within 30 days, or (2) because a condition in the

Reorganization Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.  Whether or not the Reorganization is consummated, Touchstone Advisors will pay the expenses incurred by the Funds in connection with the Reorganization.

Description of the Securities to be Issued

Shareholders of the Acquired Fund as of the closing date will receive full and/or fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above.  The shares of the Acquiring Fund to be issued in connection with the Reorganization will be fully paid and non-assessable when issued.  The rights of shareholders of the Funds are the same.  For more information see the section entitled “Information on Shareholders’ Rights” below.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder.  It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the law firm of Pepper Hamilton LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for federal income tax purposes, upon consummation of the Reorganization:

(i)          The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund shares, followed by the distribution of such Acquiring Fund shares by the Acquired Fund in complete liquidation to the Acquired Fund shareholders in exchange for their Acquired Fund shares, all as provided in the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)         Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund shares by the Acquired Fund to the Acquired Fund shareholders in complete liquidation, as contemplated in the Reorganization Agreement;

(iii)        Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in the Reorganization Agreement;

(iv)        Under Code Section 362(b), the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(v)         Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(vi)        Under Code Section 354, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares solely for the Acquiring Fund shares in the Reorganization;

(vii)       Under Code Section 358, the aggregate tax basis of the Acquiring Fund shares to be received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(viii)      Under Code Section 1223(1), an Acquired Fund shareholder’s holding period for the Acquiring Fund shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided that the Acquired Fund shareholder held the Acquired Fund shares as a capital asset at the time of the Reorganization.

Pepper Hamilton LLP will express no opinion as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Reorganization, the Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders substantially all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and realized net capital gain, if any, through the Reorganization.  Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets (discussed below).  Even if reinvested in additional shares of the Acquired Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable for federal income tax purposes.

If portfolio assets of the Acquired Fund are sold prior to the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gains (to the extent of net realized long-term capital gain) and/or ordinary dividends (to the extent of net realized short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

U.S. federal income tax law permits a regulated investment company to carry forward net capital losses realized during taxable years beginning on or before December 22, 2010, for a period of up to eight taxable years, and, for net capital losses realized during taxable years beginning after December 22, 2010, for an unlimited number of taxable years.  A regulated investment company must use capital loss carryforwards generated in taxable years beginning after December 22, 2010 to offset gains arising in taxable years beginning after this date before capital losses carried forward from years beginning prior to this date are used.  The Reorganization will cause the tax year of the Acquired Fund to close, resulting in an earlier expiration of the capital loss carryforwards of the Acquired Fund than would otherwise occur and could also result in a capital loss for the taxable year ending on the Closing Date.  In addition, the Reorganization is expected to result in a limitation on the ability of the Acquiring

Fund to use the capital loss carryforwards of the Acquired Fund and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized.  These limitations are imposed on an annual basis.  Capital loss carryforwards in excess of the annual limitation may be carried forward, subject to the overall eight-year limitation for capital loss carryforwards attributable to net capital losses realized in taxable years beginning on or before December 22, 2010.  The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net assets of the Acquired Fund subject to the limitation immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the IRS, in effect at the time of the Reorganization.  As of February 2013, the long-term tax-exempt rate is 2.83%.  However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization.  In certain instances, under Section 384 of the Code, the Acquiring Fund will be prohibited from using the Acquired Fund’s loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization.  The ability of the Acquiring Fund to absorb the Acquired Fund’s losses in the future depends upon a variety of factors that cannot be known in advance, such as future realization of capital gains or losses. In general, the limitation under Section 382 will apply to capital loss carryforwards and unrealized losses of the Acquired Fund when its shareholders will hold less than 50% of the outstanding shares of the Acquiring Fund immediately following the Reorganization.  Accordingly, it is expected that the limitation will apply to any losses of the Acquired Fund.  As of September 30, 2012, for U.S. federal income tax purposes the Acquired Fund had capital loss carryforwards as indicated below.

	No Expiration Short Term	No Expiration Long Term	Total
Touchstone Focused Equity Fund	$2,473,105	$96,478	$2,569,583

As of September 30, 2012, for U.S. federal income tax purposes the Acquired Fund had net unrealized gain.  These figures are likely to change by the date of the Reorganization, and do not reflect the impact of the Reorganization, including, in particular, the application of the loss limitation rules discussed herein.

The Acquired Fund shareholders may benefit from capital loss carryforwards of the Acquiring Fund.  The Acquiring Fund’s ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward.  The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the long-term tax-exempt rate in effect at such time.  The ability of the Acquiring Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance.

In addition, shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.  As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a retirement account.

This discussion does not address any other state or local tax issues and only limited federal tax issues.

You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth, for the Reorganization, the total net assets, number of shares outstanding and net asset value (“NAV”) per share.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Acquired Fund.

	Touchstone Focused Equity Fund (Acquired Fund)*	Touchstone Focused Fund (Acquiring Fund)*	Pro Forma Adjustments(1)		Pro Forma Combined Touchstone Focused Fund
Net Assets (all classes)	$106,099,908	$565,755,135			$671,855,043
Class A net assets	$94,025,359	$6,061,430			$100,086,789
Class A shares outstanding	8,092,718	252,978	(4,168,454	)(2)	4,177,242
Class A net asset value per share	$11.62	$23.96			$23.96
Class C net assets	$398,650	$2,804			$401,454
Class C shares outstanding	34,795	117	(18,101	)(2)	16,811
Class C net asset value per share	$11.46	$23.88			$23.88
Class Y net assets	$6,485,379	$530,217,575			$536,702,954
Class Y shares outstanding	552,910	21,898,228	(285,030	)(2)	22,166,108
Class Y net asset value per share	$11.73	$24.21			$24.21
Institutional Class net assets	$5,190,520	$29,473,326			$34,663,846
Institutional Class shares outstanding	458,684	1,212,916	(245,082	)(2)	1,426,518
Institutional Class net asset value per share	$11.32	$24.30			$24.30

(1)     Touchstone Advisors will bear 100% of the Reorganization expenses.  As a result there are no pro forma adjustments to net assets.

(2)     Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Touchstone Focused Equity Fund’s shareholder accounts based on the relative value of the Touchstone Focused Equity Fund’s and the Touchstone Focused Fund’s net asset value per share.

ADDITIONAL INFORMATION REGARDING THE FUNDS

Management of the Funds

Each Fund has the same investment advisor, sub-advisor, and portfolio manager.

Touchstone Advisors, Inc. (“Touchstone Advisors”), located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is the investment advisor of the Funds and will continue to serve as the investment advisor to the Acquiring Fund upon closing of the Reorganization.  Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2012, Touchstone Advisors had approximately $14.8 billion in assets under management.  As the Funds’ investment advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.  Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including: level of knowledge and skill; performance as compared to its peers or benchmark; consistency of performance over 5 years or more; level of compliance with investment rules and strategies; employees; facilities and financial strength and quality of service.  Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Touchstone Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits TFGT, TST or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with TFGT, TST or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.  After the Reorganization, Touchstone Advisors and TST will continue to rely on this exemptive order.

Touchstone Advisors is a wholly owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the sub-advisors, custodian, transfer agent, sub-administrative agent, or other parties.

Fort Washington Investment Advisors, Inc., a SEC-registered investment advisor, and affiliate of Touchstone Advisors, is located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202.  Fort Washington serves as the sub-advisor of the Funds.  As the sub-advisor, Fort Washington makes investment decisions for the Funds and also ensures compliance with the Touchstone Funds’ investment policies and guidelines.  As of December 31, 2012, Fort Washington had approximately $44.7 billion in assets under management.

James Wilhelm, Vice President and Senior Portfolio Manager, joined Fort Washington in 2002.  He has investment experience dating back to 1993.  He began as a Senior Equity Analyst in 2002 and then was named Portfolio Manager in 2005.  He became an Assistant Vice President in 2007 and then became Vice President in 2008.

Comparison of Investment Advisory Fees

Pursuant to an investment advisory agreement, Touchstone Advisors is entitled to receive a fee with respect to the average daily net assets of each Fund, which is computed and paid monthly.  Touchstone Advisors pays sub-advisory fees to Fort Washington out of its advisory fee.  The following table sets forth each Fund’s advisory fee as a percentage of average daily net assets.

Acquired Fund	Advisory Fee	Acquiring Fund	Advisory Fee
Touchstone Focused Equity Fund	0.70% on the first $100 million of assets; 0.65% on the next $400 million of assets; 0.60% on assets greater than $500 million	Touchstone Focused Fund	0.70% on the first $100 million of assets; 0.65% on the next $400 million of assets; 0.60% on assets greater than $500 million

Acquiring Fund’s Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Touchstone Board of Trustees’ approval of the Touchstone Focused Equity Fund’s advisory and sub-advisory agreements can be found in the TFGT September 30, 2012 Annual Report.  A discussion of the basis of for the  Touchstone Board of Trustees’ approval of the Touchstone Focused  Fund’s advisory and sub-advisory agreements can be found in TST’s March 31, 2013  Annual Report.

Expense Limitation Agreements with respect to the Funds

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers and expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.   The terms of Touchstone Advisors’ contractual fee waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by each Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Fund	Expense Limit	Termination Date
Touchstone Focused Equity Fund (Acquired Fund)
Class A	1.20%	January 29, 2014
Class C	1.95%	January 29, 2014
Class Y	0.95%	January 29, 2014
Institutional	0.80%	January 29, 2014
Touchstone Focused Fund (Acquiring Fund)
Class A	1.20%	May 19, 2014
Class C	1.95%	May 19, 2014
Class Y	0.95%	May 19, 2014
Institutional	0.80%	May 19, 2014

Description of Share Classes of the Funds

Each Fund offers Class A, Class C, Class Y and Institutional Class shares.

Class A Shares: For purchases below $1 million, the offering price of Class A shares of each Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.  In addition, there is no sales charge on reinvested dividends and distributions.

Class A Sales Charge.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Purchases in the amount of $1 million or more Class A shares are not subject to a front-end sales charge and are sold at NAV. For these purchases, Touchstone Securities, Inc. (“Touchstone Securities”) may pay your financial intermediary a distribution-related commission associated with such sale of up to 1.00%. In the event that Touchstone Securities paid such a commission to your financial intermediary, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. With respect to Class A shares, the percentage of the CDSC is based on the commission that was paid to your financial intermediary.  For more information on the CDSC, please see the section entitled “Contingent Deferred Sales Charge (“CDSC”)” in each Fund’s Prospectus.

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.  Upon receipt of Class C shares in the Reorganization, Class C shareholders of the Acquired Fund will continue to be subject to the same holding period for purposes of determining whether a CDSC will be charged.  For more information on the CDSC, please see the section entitled “Contingent Deferred Sales Charge (“CDSC”)” in each Fund’s Prospectus.

Class Y Shares: Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Class Shares:  Institutional shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional shares are not subject to a 12b-1 fee or CDSC.

Information regarding the Distributor and Rule 12b-1 Plans

Touchstone Securities is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of the Funds’ shares.  Shares of the Funds are sold in a continuous offering directly through Touchstone Securities through financial advisors and financial intermediaries or through processing organizations.  Touchstone Securities allows concessions to dealers who sell shares of the Funds.  Touchstone Securities receives that portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record.  Touchstone Securities is a wholly owned subsidiary of IFS Financial Services, Inc. and an affiliate of Touchstone Advisors.

Each Fund’s Class A shares has adopted the same distribution plan under Rule 12b-1 and each Fund’s Class C shares have adopted the same distribution plan under Rule 12b-1.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Under each Class A plan and Class C plan, Touchstone Securities is compensated regardless of its expenses.  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Purchases, Redemptions, Exchanges of Shares and Dividend Policy

Purchase Policies and Redemption Policies

Each Fund has the same minimum investment requirements, which are set forth in the chart below.

Minimum Investment Requirements

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Funds on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities or through your financial advisor. Class Y shares are available only through your financial institution.  Institutional Class shares are available through Touchstone Securities or your financial institution. The Funds’ shares may be redeemed by telephone, Internet, mail, or wire or through accounts with certain brokers and other financial institutions.  Payments for redemptions of shares of the Funds are sent within seven days (normally within 3 business days) after receipt of a proper redemption request.  The Funds reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds in liquid securities rather than in cash.  For more information about buying and selling shares see the section “Investing with Touchstone” of each Fund’s Prospectus or call 1.800.543.0407.

Exchange Privileges of the Funds

Each Fund has the same exchange privileges.  The Funds are subject to the exchange privileges listed below.

•      Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•      Class C shares may be exchanged into any other Touchstone Class C Fund and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•      Class Y shares and Institutional shares are exchangeable for Class Y shares and Institutional Class shares of other Touchstone Funds, respectively, as long as applicable investment minimums and the proper selling agreement requirements are met.

•      You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

•      Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•      If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•      If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•      You should carefully review the disclosure provided in this Prospectus/Information Statement and each Fund’s prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•      You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Tax Information” in each Fund’s prospectus for more information and the tax consequences of such an exchange.

Dividend Policy

After the Reorganization, shareholders of the Acquired Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the Acquiring Fund reinvested in the same class of shares of the Acquiring Fund.  Shareholders of the Acquired Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Acquiring Fund.

The Funds have each qualified and intend to remain qualified to be treated as a regulated investment company under the Code.  To remain qualified as a regulated investment company, the Funds must, among other things, distribute 90% of their taxable and tax-exempt income and diversify their holdings as required by the Code.  While so qualified, so long as each Fund distributes all of its investment company taxable income (determined without regard to the deduction or dividends paid) and tax-exempt income and any net realized gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description thereof.  Further information about each Fund’s governance structure is contained in each Fund’s SAI and its governing documents, which are on file with the SEC.

Organization and Governing Law.  Each Fund is governed by its Declaration of Trust (the “Declaration”) and its By-Laws, both as amended, restated or supplemented from time to time, and its business and affairs are managed under the supervision of its Board of Trustees.  Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.  The Touchstone Focused Equity Fund is a series of TFGT, a Delaware statutory trust.  The Touchstone Focused Fund is a series of TST, a Massachusetts business trust.

Shares. When issued and paid for in accordance with the prospectus, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable.  Each share of both Funds represents an equal interest in such Fund.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash, in kind or in additional Fund shares.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Shareholder Meetings and Rights of Shareholders to Call a Meeting.  The Funds are not required to hold annual shareholder meetings under Delaware or Massachusetts law or their governing instruments.  The governing instruments of the Funds generally provide that a meeting of shareholders may be called at any time by the Board, the Chair of the Board of Trustees, or by the President. The governing instruments of the Funds provide that a special meeting of shareholders may be called for the purpose of voting on the removal of any Trustee upon the written request of shareholders owning at least 10% or more of outstanding shares entitled to vote.

Submission of Shareholder Proposals.  The Funds do not have provisions in their governing instruments requiring that a shareholder provide notice to the Funds in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

Quorum.  The governing instruments provide that a quorum will exist if shareholders of 40 percent of the outstanding shares entitled to vote are present at the meeting in person or by proxy.

Number of Votes.   The governing instruments provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The governing instruments do not provide for cumulative voting.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law.  The following summarizes the matters on which Fund shareholders have a right to vote and the minimum shareholder vote required to approve the matter.  For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.  Where referenced below, the phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Directors/Trustees.  The shareholders of the Funds are entitled to vote for the election and the removal of Trustees.  The Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).  Any trustee may be removed by a vote of two-thirds of the outstanding shares of the Trust.

Amendment of Governing Instruments.  Generally, the Trustees have the right to amend, from time to time, the Declaration and By-Laws.  Shareholders have the right to vote on any amendment to the Declaration that would adversely affect their rights as shareholders.  Any such amendment requires the vote of a majority of the outstanding shares entitled to vote.

Mergers and Reorganizations.  The Trust’s Declaration provides that any series may be merged into another series by vote of a majority of the Trustees of the Trust without the approval of shareholders.

Liquidation of a Fund.  The Trustees may liquidate the Funds by written notice to the shareholder of such Funds.

Indemnification.  The Declaration generally provides for the indemnification of the Trust’s Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the applicable Fund, except with respect to any matter arising from his or her own disqualifying conduct. Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, including under any liability insurance policy.

Shareholder Information

A list of the name, address and percent ownership of each person who, as of December 31, 2012, to the knowledge of the Acquired Fund, owned 5% or more of the outstanding shares of a class of the Acquired Fund and a list of such information for each person who, as of that date, to the knowledge of the Acquiring Fund, owned 5% or more of the outstanding shares of a class of the Acquiring Fund can be found at Exhibit C to this Prospectus/Information Statement.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports with respect to the Funds have been incorporated by reference herein in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Focused Equity Fund, and PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Focused Fund, and upon the authority of said firms as experts in accounting and auditing. The Semi-Annual Reports with respect to the Funds have also been incorporated by reference herein. No other parts of the Annual Reports or Semi-Annual Reports are incorporated by reference herein.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring Fund’s Shares will be passed upon by Pepper Hamilton LLP, located at 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

TFGT and TST are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

FINANCIAL HIGHLIGHTS

Touchstone Focused Equity Fund and Touchstone Focused Fund

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or if shorter, the period of each Fund’s operation. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for the Focused Fund appear in the Old Mutual Focused Fund (the “predecessor fund”) financial statements.  The March 31, 2012 Annual Reports to shareholders of the predecessor fund was audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, and incorporated by reference in the Touchstone Focused Fund’s Registration Statement on Form N-14, dated May 16, 2012.  The financial highlights for the Focused Equity Fund were audited by Ernst & Young LLP (“E&Y”), an independent registered public accounting firm. The report of PwC and E&Y for their respective Fund, along with each Fund’s financial statements and related notes, appears in each Fund’s 2012 Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407.

Touchstone Focused Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,	Period Ended September 30,
2012	2011	2010 (A)
Net asset value at beginning of period	$9.50	$10.95	$10.00
Income (loss) from investment operations:
Net investment income	0.08	(B)	0.10	0.02
Net realized and unrealized gains (losses) on investments	2.37	(1.38)	0.93
Total from investment operations	2.45	(1.28)	0.95
Distributions from:
Net investment income	(0.07)	(0.08)	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.33)	(0.17)	—
Net asset value at end of period	$11.62	$9.50	$10.95
Total return (C)	26.46%	(11.95)%	9.40	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$94,025	$80,741	$814
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20	%(E)
Gross expenses	1.82%	1.70%	4.65	%(E)
Net investment income	0.73%	0.56%	0.46	%(E)
Portfolio turnover rate	54%	44%	101	%(D)

(A) Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower

(D) Not annualized.

(E) Annualized.

Touchstone Focused Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2012		2011	2010 (A)
Net asset value at beginning of period	$9.38		$10.88	$10.00
Income (loss) from investment operations:
Net investment loss	—	(B)(F)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	2.34		(1.32)	0.89
Total from investment operations	2.34		(1.37)	0.88
Distributions from:
Net investment income	—		(0.04)	—
Realized capital gains	(0.26)		(0.09)	—
Total distributions	(0.26)		(0.13)	—
Net asset value at end of period	$11.46		$9.38	$10.88
Total return (C)	25.24%		(12.78)%	8.90	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$399		$179	$187
Ratio to average net assets:
Net expenses	1.95%		1.95%	1.95	%(E)
Gross expenses	6.33%		5.90%	5.45	%(E)
Net investment loss	(0.02)%		(0.52)%	(0.24	)%(E)
Portfolio turnover rate	54%		44%	101	%(D)

(A) Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower

(D) Not annualized.

(E) Annualized.

(F) Less than $0.005 per share

Touchstone Focused Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,	Period Ended September 30,
2012	2011	2010 (A)
Net asset value at beginning of period	$9.60	$10.96	$10.00
Income (loss) from investment operations:
Net investment income	0.11	(B)	0.02	0.04
Net realized and unrealized gains (losses) on investments	2.39	(1.29)	0.92
Total from investment operations	2.50	(1.27)	0.96
Distributions from:
Net investment income	(0.11)	—	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.37)	(0.09)	—
Net asset value at end of period	$11.73	$9.60	$10.96
Total return	26.77%	(11.77)%	9.60	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$6,485	$12,383	$201
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95	%(D)
Gross expenses	1.40%	1.18%	4.62	%(D)
Net investment income	0.98%	0.79%	0.81	%(D)
Portfolio turnover rate	54%	44%	101	%(C)

(A) Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Not annualized.

(D) Annualized.

Touchstone Focused Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,	Period Ended September 30,
2012	2011	2010 (A)
Net asset value at beginning of period	$9.28	$10.97	$10.00
Income (loss) from investment operations:
Net investment income	0.12	(B)	0.10	0.17
Net realized and unrealized gains (losses) on investments	2.30	(1.28)	0.80
Total from investment operations	2.42	(1.18)	0.97
Distributions from:
Net investment income	(0.12)	(0.42)	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.38)	(0.51)	—
Net asset value at end of period	$11.32	$9.28	$10.97
Total return	26.94%	(11.68)%	9.70	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,191	$852	$768
Ratio to average net assets:
Net expenses	0.80%	0.80%	0.80	%(D)
Gross expenses	1.49%	2.12%	3.66	%(D)
Net investment income	1.13%	0.50%	0.99	%(D)
Portfolio turnover rate	54%	44%	101	%(C)

(A) Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B) Per share amounts for the year or period are calculated based on average outstanding shares.

(C) Not annualized.

(D) Annualized.

Touchstone Focused Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended September 30, 2012		Year Ended March 31,
	(Unaudited)		2012		2011	2010	2009	2008
Net asset value at beginning of period	$23.63		$21.92		$21.49	$14.44	$21.68	$23.39
Income/(Loss) from investment operations:
Net investment income	0.12		0.12		0.08	0.10	0.18	0.11
Net realized and unrealized gains/(losses) on investments	0.21		1.67		1.66	7.08	(7.11)	(0.83)
Total from investment operations	0.33		1.79		1.74	7.18	(6.93)	(0.72)
Distributions from:
Net investment income	—		(0.24)		(0.05)	(0.13)	(0.24)	(0.03)
Realized capital gains	—		—		(1.26)	—	(0.07)	(0.96)
Total distributions	—		(0.24)		(1.31)	(0.13)	(0.31)	(0.99)
Capital Contribution	—		0.16	(A)	—	—	—	—
Net asset value at end of period	$23.96		$23.63		$21.92	$21.49	$14.44	$21.68
Total return (B)	1.40	%(C)	9.08	%(A)	9.34%	49.80%	(32.04)%	(3.46)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$6,061		$7,352		$12,226	$33,875	$1,950	$1,690
Ratio to average net assets:
Net expenses	1.20	%(D)	1.20%		1.20%	1.20%	1.35%	1.40%
Gross expenses	2.06	%(D)	1.44%		1.42%	1.38%	2.76%	2.20%
Net investment income	0.91	%(D)	0.58%		0.40%	0.49%	1.01%	0.44%
Portfolio turnover rate	190	%(C)	99%		115%	318%	309%	98%

(A) Impact of one time distribution of settlement funds from the Bank of America Fair fund.  If the distribution had not occurred the total return would have been lower

(B) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower

(C) Not annualized.

(D) Annualized.

Touchstone Focused Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended September 30, 2012
	(Unaudited) (A)
Net asset value at beginning of period	$22.61
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gains on investments	1.25
Total from investment operations	1.27
Net asset value at end of period	$23.88
Total return (B)	5.57	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3
Ratio to average net assets:
Net expenses	1.95	%(D)
Gross expenses	695.70	%(D)
Net investment income	0.16	%(D)
Portfolio turnover rate	190	%(C)

(A) Represents the period from commencement of operations (April 12, 2012) through September 30, 2012.

(B) Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower

(C) Not annualized.

(D) Annualized.

Touchstone Focused Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended September 30, 2012		Year Ended March 31,
	(Unaudited)		2012		2011	2010	2009	2008
Net asset value at beginning of period	$23.85		$22.17		$21.75	$14.58	$21.84	$23.53
Income/(Loss) from investment operations:
Net investment income	0.14		0.18		0.12	0.10	0.25	0.19
Net realized and unrealized gains/(losses) on investments	0.22		1.66		1.71	7.20	(7.20)	(0.86)
Total from investment operations	0.36		1.84		1.83	7.30	(6.95)	(0.67)
Distributions from:
Net investment income	—		(0.32)		(0.15)	(0.13)	(0.24)	(0.06)
Realized capital gains	—		—		(1.26)	—	(0.07)	(0.96)
Total distributions	—		(0.32)		(1.41)	(0.13)	(0.31)	(1.02)
Capital Contribution	—		0.16	(A)	—	—	—	—
Net asset value at end of period	$24.21		$23.85		$22.17	$21.75	$14.58	$21.84
Total return	1.51	%(B)	9.29	%(A)	9.71%	50.14%	(31.88)%	(3.21)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$530,218		$555,142		$595,397	$577,028	$42,976	$17,780
Ratio to average net assets:
Net expenses	0.95	%(C)	0.95%		0.95%	0.95%	1.12%	1.15%
Gross expenses	1.15	%(C)	1.28%		1.32%	1.38%	1.45%	1.36%
Net investment income	1.16	%(C)	0.85%		0.60%	0.50%	1.33%	0.78%
Portfolio turnover rate	190	%(B)	99%		115%	318%	309%	98%

(A) Impact of one time distribution of settlement funds from the Bank of America Fair fund.  If the distribution had not occurred the total return would have been lower

(B) Not annualized.

(C) Annualized.

Touchstone Focused Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended September 30, 2012		Year Ended March 31,
	(Unaudited)		2012		2011	2010	2009	2008
Net asset value at beginning of period	$23.91		$22.23		$21.81	$14.62	21.81	23.54
Income/(Loss) from investment operations:
Net investment income	0.11		0.22		0.15	0.18	0.30	0.29
Net realized and unrealized gains/(losses) on investments	0.28		1.66		1.71	7.18	(7.17)	(0.93)
Total from investment operations	0.39		1.88		1.86	7.36	(6.87)	(0.64)
Distributions from:
Net investment income	—		(0.36)		(0.18)	(0.17)	(0.25)	(0.13)
Realized capital gains	—		—		(1.26)	—	(0.07)	(0.96)
Total distributions	—		(0.36)		(1.44)	(0.17)	(0.32)	(1.09)
Capital Contribution			0.16	(A)	—	—	—	—
Net asset value at end of period	$24.30		$23.91		$22.23	$21.81	$14.62	$21.81
Total return	1.63	%(B)	9.45	%(A)	9.86%	50.44%	(31.58)%	(3.12)%
Ratios and supplemental data:
Net assets at end of period (000’s)	$29,473		$29,879		$28,879	$31,166	$15,451	$23,097
Ratio to average net assets:
Net expenses	0.80	%(C)	0.80%		0.80%	0.80%	0.71%	0.80%
Gross expenses	1.06	%(C)	0.89%		0.95%	0.91%	0.98%	1.02%
Net investment income	1.31	%(C)	1.02%		0.75%	0.91%	1.60%	1.46%
Portfolio turnover rate	190	%(B)	99%		115%	318%	309%	98%

(A) Impact of one time distribution of settlement funds from the Bank of America Fair fund.  If the distribution had not occurred the total return would have been lower

(B) Not annualized.

(C) Annualized.

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22 day of February 2013, by and among Touchstone Strategic Trust (“TST”), on behalf of the Touchstone Focused Fund (the “Acquiring Fund”); the Touchstone Funds Group Trust (“TFGT”) (collectively with TST, the “Trusts”), on behalf of the Touchstone Focused Equity Fund (the “Acquired Fund”); and, for purposes of Section 9.1 only, Touchstone Advisors, Inc (the “Advisor”).  TST is a Massachusetts business trust with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  TFGT is a Delaware statutory trust with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

WHEREAS, the following chart shows (i) the Acquired Fund and its classes of shares and (ii) the Acquiring Fund with its classes of shares:

Acquired Fund	Acquiring Fund
Touchstone Focused Equity Fund, a series of TFGT	Touchstone Focused Fund, a series of TST
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Institutional Class

WHEREAS, the reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange for the corresponding classes of shares of beneficial interest, with a par value of $.01 per share, of the Acquiring Fund (each, a “Corresponding Class”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution of the Corresponding Class of shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.  The parties intend that the Reorganization shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “IRS Code”).

WHEREAS, the Acquiring Fund and the Acquired Fund are series of their respective Trust, and the Trusts are each an open-end, registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of each Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of each Trust, including a majority of the Independent Trustees, have determined that it is in the best interests of the Acquired Fund to exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND

LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1          THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund full and fractional shares of the Acquiring Fund (“Acquiring Fund Shares”), computed in the manner and as of the time and date set forth in Article II; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2          ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.  The Acquired Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.  The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3          LIABILITIES TO BE ASSUMED.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4          LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined below), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Information Statement on Form N-14 which will be distributed to shareholders of the Acquired Fund.

1.6          TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7          REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8          TERMINATION.  The Trusts shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

ARTICLE II

VALUATION

2.1          VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2          VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3          SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2.  Shareholders of record of Class A Shares of the Acquired Fund at the Closing Date shall be credited with full and fractional Class A Shares of the Acquiring Fund; shareholders of record of Class C Shares of the Acquired Fund at the Closing Date shall be credited with full and fractional Class C Shares of the Acquiring Fund; shareholders of record of Class Y Shares of the Acquired Fund at the Closing Date shall be credited with full and fractional Class Y Shares of the Acquiring Fund; and shareholders of record of Institutional Class  Shares of the Acquired Fund at the Closing Date shall be credited with full and fractional Institutional Class Shares of the Acquiring Fund.

2.4          DETERMINATION OF VALUE.  All computations of value shall be made by   BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s and the Acquired Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about May 17, 2013 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3          TRANSFER AGENT’S CERTIFICATE.  The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1          REPRESENTATIONS OF THE ACQUIRED FUND.  The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b)           The Acquired Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c)           The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)           The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f)            Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)           The audited financial statements of the Acquired Fund dated September 30, 2012 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h)           Since September 30, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)            At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)            For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k)           The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code);

(l)            All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(m)          At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(n)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)           The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p)           The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Acquired Fund (the “Prospectus/Information Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”).  The Prospectus/Information Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Acquired Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2          REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

(b)           The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)           The current prospectus and statement of additional information, as of the date of the Prospectus/Information Statement, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)            The unaudited financial statements of the Acquiring Fund dated September 30, 2012 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g)           Since September 30, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

 (h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i)            For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(j)            All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)            The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(m)          The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n)           The Prospectus/Information Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1          OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2          INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3          ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4          FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5          TAX-FREE REORGANIZATION.  It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the parties to this Agreement shall take any action or cause any action to be taken, including, without limitation, the filing of any tax return, that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1          All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by TST’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1          All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by TFGT’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2          The Acquired Fund shall have delivered to the Acquiring Fund an unaudited statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of TFGT.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4          The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Acquired Fund’s net tax exempt income and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5          Each of the Acquiring Fund and the Acquired Fund shall have received a favorable opinion of Pepper Hamilton LLP substantially to the effect that, for federal income tax purposes:

(a)           The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund in liquidation of such Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, all as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the IRS Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the IRS Code;

(b)           Under IRS Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders in liquidation, as contemplated in the Agreement

(c)           Under IRS Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for the assumption of the liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares as contemplated in the Agreement;

(d)           Under IRS Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(e)           Under IRS Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f)            Under IRS Code Section 354, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares in the Reorganization;

(g)           Under IRS Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefore;

(h)           Under IRS Code Section 1223(1), an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the Acquired Fund Shareholder held the Acquired Fund Shares as a capital asset on the date of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1          Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc., the investment advisor to the Funds.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are residents as of the date of the mailing of the Prospectus/Information Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)           of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)           a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, or its Trustees or officers, to the other party, but Touchstone Advisors, Inc., shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Trusts, the name used herein refers respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware or Massachusetts, which are hereby referred to and are also on file at the principal offices of the Funds. The obligations of the Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Funds, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Funds personally, but bind only the trusts property, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the trusts’ property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the Parties, Touchstone Advisors, Inc. Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

TOUCHSTONE FUNDS GROUP TRUST and TOUCHSTONE STRATEGIC TRUST, on behalf of each of its separate series reflected on Exhibit A

By:	/s/ Terrie Wiedenheft

Name:	Terrie Wiedenheft

Title:	Treasurer

For purposes of 9.1 only:

Touchstone Advisors, Inc.

By:	/s/ Steve Graziano

Name:	Steve Graziano

Title:	President

By:	/s/ Tim Paulin

Name:	Tim Paulin

Title:	VP

EXHIBIT A

The following chart shows (i) each Acquired Fund and its classes of shares and (ii) the corresponding Acquiring Fund and its classes of shares:

Acquired Fund, a series of TOUCHSTONE FUNDS GROUP TRUST, and its Classes of Shares	Acquiring Fund, a series of TOUCHSTONE STRATEGIC TRUST, and its Class of Shares
Touchstone Focused Equity Fund	Touchstone Focused Fund
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Institutional Class

EXHIBIT B: COMPARISON OF THE FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  Each Fund has the same fundamental investment limitations, which are set forth below.  Each Fund is a non-diversified fund.

The Funds may not:

1.                                      Borrowing Money.  The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation of the Act.

2.                                      Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

3.                                      Loans.  The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the Act, or any SEC staff interpretation of the Act.

4.                                      Real Estate.  The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

5.                                      Commodities.  The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

6.                                      Concentration of Investments.  The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.

7.                                      Senior Securities.  The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the Act, or any SEC staff interpretation of the Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the

B-1

value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its Statement of Additional Information.

5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

B-2

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2012, the total number of shares of the Acquired Fund and the Acquiring Fund outstanding were as follows:

Funds	Number of Shares
Touchstone Focused Equity Fund	12,069,148,387
Touchstone Focused Fund	21,237,122.922

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.  As of December 31, 2012, the Officers and Trustees of the Touchstone Funds Group Trust owned less than 1% of any class of the Funds.  As of July 31, 2012, the following persons owned of record or beneficially 5% or more of Class A, Class C, Class Y or Institutional shares of a Fund.

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class	Percentage Ownership of Combined Fund after the Reorganization
Focused Equity Fund	MLPF & S THE SOLE BENEFIT OF FOR IT’S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR-EAST-2ND FLR JACKSONVILLE, FL 32246	Class C Shares	32,273.149	68.65%	67.17%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class C Shares	4,070.013	8.66%	7.88%

	FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	Class Y Shares	231,036.697	51.64%	0.52%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST ONE WORLD FINCL CTR, NEW YORK NY 10281	Class Y Shares	66,561.281	14.88%	0.15%

	THE WESTERN & SOUTHERN LIFE INSURANCE CO DEFERRED COMP PLAN FBO 68 POST 04 DEFERRALS- LUMP SUM 400 BROADWAY CINCINNATI OH 45202	Class Y Shares	22,910.439	5.12%	0.05%*

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Inst Class Shares	763,502.351	35.47%	34.72%*

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Inst Class Shares	522,983.153	24.29%	23.78%*

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Inst Class Shares	410,911.477	19.09%	18.69%*

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Inst Class Shares	362,204.117	16.82%	16.47%

Focused Fund	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPT.MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	Class A Shares	72,215.224	23.28%	1.51%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A Shares	41,350.271	13.33%	0.86%

	MLPF & S THE SOLE BENEFIT OF FOR IT’S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FL JACKSONVILLE FL 32246	Class A Shares	16,978.301	5.47%	0.35%

	MLPF & S THE SOLE BENEFIT OF FOR IT’S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FL JACKSONVILLE FL 32246	Class C Shares	1,145.709	52.21%	67.17%

AMERICAN ENTERPRISE INV SVCS A/C 3596-5930 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	Class C Shares	661.278	30.14%	2.71%

UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPT. MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	Class C Shares	257.963	11.76%	1.06%

TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI OH 45202	Class C Shares	110.856	5.05%	0.45%*

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT. 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y Shares	3,578,876.194	17.12%	16.95%

NATIONAL FINANCIALSERVICES CORP ATTN MUTUAL FUNDS DEPT 200 LIBERTY ST ONE WORLD FIN CNTR 5TH FL NEW YORK NY 10281	Class Y Shares	3,066,205.407	14.67%	14.52%

NATIONAL FINANCIAL SERVICES CORP ATTN MUTUAL FUNDS DEPT 200 LIBERTY ST ONE WORLD FIN CNTR 5TH FL NEW YORK NY 10281	Inst Class Shares	20,306.034	96.31%	2.02%

* Shares are held beneficially